UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [  ] Preliminary Proxy Statement.

      [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X] Definitive Proxy Statement

      [  ] Definitive Additional Materials.

      [  ] Soliciting Material Pursuant to §240.14a-12

MACKENZIE REALTY CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
 [  ] Fee paid previously with preliminary materials.
[ ] Fee Computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(6)(i)(1) and 0-11.

MACKENZIE REALTY CAPITAL, INC. 89 DAVIS ROAD, SUITE 100 ORINDA, CA 94563
October 6, 2025

Re: Your VOTE is very IMPORTANT!  Please vote online, via telephone, or by returning the enclosed card ASAP!
Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation, to be held on November 17, 2025, at 10 a.m., Pacific Time, at 89 Davis Road, Suite 100, Orinda, CA.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect four directors to the Board of Directors; (ii) consider and vote upon the ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and (iii) transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

We encourage stockholders to approve these proposals.  Please vote ASAP.

It is important that your shares be represented, either in person or by proxy, at the annual meeting. We urge you to vote your shares as soon as possible, even if you currently plan to attend the annual meeting. The enclosed proxy card contains instructions for voting by telephone or by returning your proxy card via mail. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the annual meeting. Your vote and participation in our governance are very important to us. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF THE SELECTION OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

Sincerely yours,

Chip Patterson
Chair of the Board

P.S. You can vote online at www.investorvote.com/MKZR using the “control number” printed on your proxy card. It’s fast and easy. You can also call (800) 652-VOTE (8683) to vote by phone.

MACKENZIE REALTY CAPITAL, INC. 89 DAVIS ROAD, SUITE 100 ORINDA, CA 94563

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MacKenzie Realty Capital, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 annual meeting (the “Annual Meeting”) of stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation (the “Company”), will be held on November 17, 2025, at 10 a.m. Pacific Time at 89 Davis Road, Suite 100, Orinda, CA for the following purposes:

1.	To consider and vote upon the election of four directors to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To consider and vote upon the ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and

3.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Stockholders may also transact any other business that properly comes before the meeting.

The Board of Directors has fixed the close of business on September 29, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting.

Please authorize a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may authorize your proxy by telephone or mail. For specific instructions, please refer to the Proxy Statement on page 1 and the instructions on the proxy card.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTOR, RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF THE SELECTION OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient shares present for a quorum or sufficient votes to approve the foregoing proposals at the time of the annual meeting, the chair of the meeting may move for one or more adjournments of the meeting in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors of the Company,

/s/ Chip Patterson

Chip Patterson
Secretary
October 6, 2025
Orinda, California
The accompanying proxy statement and proxy card, as well as our Annual Report for the Company’s fiscal year ended June 30, 2025,  are being distributed to our stockholders on or about October 6, 2025.

MACKENZIE REALTY CAPITAL, INC. 89 DAVIS ROAD, SUITE 100 ORINDA, CA 94563

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS
November 17, 2025

This proxy statement contains information relating to the 2025 annual meeting (the “Annual Meeting”) of stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation (the “Company,” “we” or “us”), to be held on November 17, 2025 beginning at 10 a.m., Pacific Time, at our offices at 89 Davis Road, Suite 100, Orinda, CA, and any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting. Stockholders of record at the close of business on September 29, 2025 (the “Record Date”) are entitled to vote at the meeting as set forth in this proxy statement. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about October 6, 2025.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on November 17, 2025. The Notice of the 2025 Annual Meeting of Stockholders, Proxy Statement and Proxy Card, as well as our Annual Report for the Company’s fiscal year ended June 30, 2025, are available at http://edocumentview.com/MKZR. On this site, you will be able to access our Proxy Statement and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

We encourage you to vote your shares, either by voting in person at the meeting or by authorizing a proxy (i.e., authorizing someone to vote your shares). You may authorize a proxy by telephone by using the toll-free number listed on the proxy card or you may mark, date, sign and mail the enclosed proxy card. If you vote by authorizing a proxy, the proxy holders will vote the shares according to your instructions. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the director nominees, and “FOR” the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Our Board of Directors (the “Board”) is not aware of any matter to be properly presented for consideration at the Annual Meeting other than the matters described herein. If any motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such matter in accordance with their discretion. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by submitting a properly executed, later-dated proxy (which automatically revokes the earlier proxy instructions) by sending a written revocation of proxy to the Company at its principal executive office via mail or by submitting a subsequent proxy by telephone, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously authorized proxy to be revoked unless you specifically request to vote the shares.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive. We intend to announce preliminary voting results at the Annual Meeting and publish the final results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

Annual Meeting Purpose

At our Annual Meeting, stockholders will be asked to consider and vote upon (i) the election of four directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and (iii) to consider such other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date & Quorum

Only stockholders of record at the close of business on the Record Date for the Annual Meeting are entitled to receive notice of and to vote at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned of record on that date at the Annual Meeting and at any postponements or adjournments thereof. There were 1,769,284.00 shares of our common stock outstanding on the Record Date (after giving effect to the Company’s 1-for-10 reverse stock split effective August 4, 2025 (the “Reverse Stock Split”)). Each share of common stock entitles the holder thereof to one vote.

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of holders of shares of stock entitled to cast at least 50% of the votes entitled to be cast will constitute a quorum.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Submitting Voting Instructions for Shares Held Through a Nominee

If you hold shares of common stock through a bank or other nominee, you must follow the voting instructions you receive from your bank or nominee. If you hold shares of common stock through a bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. You may also authorize a proxy to vote your shares by telephone if your bank or other nominee makes these methods available, in which case your bank or other nominee has provided applicable instructions to do so. If you do not submit voting instructions to your bank or other nominee, your bank or other nominee is not permitted to vote your shares on any proposal properly presented at the Annual Meeting (other than Proposal 2).

Authorizing a Proxy for Shares Held in Your Name

Shares held by a bank or other nominee for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. Abstentions will also be treated as shares present for purposes of calculating whether a quorum is present at the meeting.

If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares.

Revoking Your Proxy

Whether you vote in person, by mail or by telephone, you may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by submitting by mail or by telephone, a properly executed, later-dated proxy, which automatically revokes the earlier proxy instructions, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Votes Required to Adopt the Proposals

Election of Directors. The election of a director requires the vote of a plurality of all the votes cast, in person or by proxy, at the Annual Meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Stockholders may not cumulate their votes. If you vote to withhold authority with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and broker non-votes will not be counted towards a nominee’s achievement of a plurality.

Ratification of Selection of Baker Tilly US, LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2026. The ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026, requires the affirmative vote of a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Information Regarding this Solicitation

The proxies being solicited hereby are being solicited by our Board. The cost of soliciting proxies in the enclosed form will be paid by us. We have not yet retained a firm to aid in the solicitation of proxies; we hope to save this expense this year. To the extent that we need to engage a firm to aid in the solicitation of proxies, we would expect to engage Alliance Advisors, LLC at a fee of approximately $5,000 in addition to certain variable costs related to proxy solicitation and reimbursement of out-of-pocket expenses. Our officers and regular employees and MCM Advisers, LP and/or MacKenzie Real Estate Advisers, LP, which we refer to as our “Adviser” or “Advisers” and MacKenzie Capital Management, LP, which we refer to as our “Manager,” may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means.  We will, upon request, reimburse brokers, banks and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

Security Ownership of Certain Beneficial Owners & Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities and no person would be deemed to control us. Our directors are divided into two groups — non-independent directors and independent directors. Independent directors are defined by The Nasdaq Stock Market (“Nasdaq”) Director Independence Criteria.

The following table shows the amount of our common and preferred stock beneficially owned as of September 29, 2025, based on a total of 1,769,284.00 shares of our common stock (after giving effect to the Reverse Stock Split), 763,483.16 shares of Series A Preferred Stock, 120,494.05 shares of Series B Preferred Stock and 27,520.00 shares of Series C Preferred Stock outstanding on September 29, 2025, by (1) each of our directors and nominees for director, (2) our executive officers and (3) all directors and executive officers as a group. The following table also shows the amount of our common stock beneficially owned by Armistice Capital, LLC as a greater than 5% owner of our common stock as of its filing of a Form 13G/A on August 14, 2025; however, they confirmed to us on September 8, 2025, that they owned less than 1% of our outstanding shares. They do, however, own warrants that give them the right to acquire up to 9.8% of our outstanding stock at $17.10 per share (pursuant to applicable ownership limits in the warrants and our Charter), so we are including them on the table below as they have the right to acquire such shares within 60 days hereof.  To our knowledge, apart from the executive officer ownership discussed below, no other person or group owns more than 5% of our common or preferred stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of September 29, 2025, through the exercise of any instrument. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table. Unless known otherwise by us, the beneficial ownership information is based on each beneficial owner’s most recent Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G, as applicable, filed with the SEC.

With respect to the Executive Officers listed below, they are limited partners of MPF Successors, LP, as well as officers of its general partner, which owns 5,569 shares of our common stock (after giving effect to the Reverse Stock Split) in the Company. Each of the Executive Officers also is a limited partner, and an officer of the general partner, of our Adviser, which owns 71,855 shares of our common stock. Accordingly, each such officer may be deemed to share voting power and investment power over shares owned by the Adviser and by MPF Successors, LP.  Additionally, Mr. Dixon owns 32,295 shares (after giving effect to the Reverse Stock Split) directly, Mr. Sherpa owns 160 shares (after giving effect to the Reverse Stock Split) directly and Ms. Simpson owns 250 shares (after giving effect to the Reverse Stock Split) directly. Mrs. Berniece Patterson (step-mother of Chip Patterson) is the sole beneficial owner of 1,111 shares (after giving effect to the Reverse Stock Split) owned in a personal holdings limited partnership, but none of the executive officers below having voting or dispositive power over such shares, so they are not included. The address of each beneficial owner is 89 Davis Road, Suite 100, Orinda, CA 94563.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned (a)(b)		Percent of Class	Number of Series A Preferred Shares Owned (a)	Percent of Class	Number of Series B Preferred Shares Owned (a)	Percent of Class	Number of Series C Preferred Shares Owned (a)	Percent of Class
5% Owners:
Armistice Capital, LLC	169,945(c	)	9.8%	-	-	-	-	-	-
Independent Directors:
Tim Dozois	508		*	5,449.62	*	4,444.44	3.7%	-	-
Tom Frame	597		*	501.74	*	-	-	-	-
Kjerstin Hatch	-		-	-	-	-	-	-	-
Non-Independent Director:
Charles “Chip” Patterson	77,424		4.4%	-	-	-	-	-	-
Executive Officers:
Angche Sherpa	77,584		4.4%	-	-	-	-	-	-
Glen Fuller	77,424		4.4%	-	-	-	-	-	-
Jeri Bluth	77,424		4.4%	-	-	-	-	-	-
Christine Simpson	77,674		4.4%	-	-	-	-	-	-
Chip Patterson	77,424		4.4%	-	-	-	-	-	-
Robert Dixon	109,719		6.2%	-	-	-	-	-	-
Directors and Officers as a group (9 persons)	111,234		6.3%	5,951.37	*	4,444.44	3.7%	-	-

*	Represents less than 1% of the number of shares outstanding.

(a)
Based upon information obtained from the officers, directors, director nominees and, where indicated, public filings with the SEC. Includes all shares beneficially owned according to the definition of “beneficial ownership” in the rules promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(b)	Reflect the number of common shares beneficially owned after giving effect to the Reverse Stock Split.
(c)
Based upon information contained in a Schedule 13G/A filed with the SEC on August 14, 2025 by Armistice Capital, LLC. In such filing, Armistice Capital, LLC lists its address as 510 Madison Avenue, 7th Floor New York, New York 10022 United States of America. The Schedule 13G/A indicates sole voting power over 0 shares, sole dispositive power over 161,356 shares, shared voting power over 0 shares, and shared dispositive power over 161,356 shares.  However, they supplementally informed us on September 8, 2025, that they owned less than 1% of our outstanding shares. Given, however, that they own warrants that give them the right to acquire up to 9.8% of our outstanding stock at $17.10 per share within 60 days hereof (pursuant to applicable ownership limits in the warrants and our Charter) we have included that amount here.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors, and holders of greater than 10% of our common stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely upon a review of the copies of such reports filed electronically with the SEC and/or written representations that no other reports were required to be filed during Fiscal 2025, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were satisfied timely.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Articles of Amendment and Restatement of our Charter (our “Charter”), provide that we will have at least four directors, which number may be increased (or subsequently decreased after an increase) by the Board under our Third Amended and Restated Bylaws (the “Bylaws”). There are currently four directors, including three directors who are independent directors as defined by the Nasdaq Director Independence Criteria (the “Independent Directors”).

At each annual meeting of stockholders, each director is nominated for election to a one-year term expiring at the following annual meeting. Each director holds office until his/her successor is elected and qualified.

Mr. Tim Dozois, Mr. Tom Frame, Ms. Kjerstin Hatch and Mr. Charles “Chip” Patterson have each been nominated by the Nominating Committee (the “Nominating Committee”) to stand for re-election at the Annual Meeting to hold office until the 2026 annual meeting of our stockholders and until a successor for any of them is duly elected and qualified. In the election of the directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. Each of the nominees has consented to serve if elected. As of the mailing of these proxy materials, the Board knows of no reason why any nominee would be unable to serve as a director. If, at the time of the Annual Meeting, the nominee is unable or unwilling to serve as a director, it is intended that the persons named as proxies will vote to elect a substitute nominee designated by the Board.

Recommendation of the Board of Directors

The Board recommends that each stockholder vote “FOR” the re-election of Ms. Hatch and of Messrs. Dozois, Frame, and Patterson as directors.

Information About the Directors

Information about the nominees for re-election at the meeting is provided below. The nominees for re-election as directors currently serve as directors of the Company. The Board believes that it is necessary for each of the Company’s directors to possess many qualities and skills. If we have a vacancy, when searching for new candidates, the Nominating Committee will consider the evolving needs of the Board and will search for candidates that fill any gap. The Board also believes that all directors must possess a considerable amount of business management and educational experience. The Nominating Committee will first consider a candidate’s management experience and then consider issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the members of the Board represent diverse viewpoints. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. When nominating continuing directors for re-election, the individual’s contributions to the Board are also considered.

The Board believes that each of our directors nominated for re-election is highly qualified to serve as a member of the Board. All of our directors and nominee bring to our Board a wealth of industry experience. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are relevant positions with reputable organizations. Individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described below. None of the below directors’ serves as a director for a company (other than MRC) with a class of securities registered under the 1934 Act. The experience, qualifications, attributes, and skills each of the directors as listed below have led us to the conclusion that they should serve as our directors in light of our business and structure.

                   Board of Directors

Name & Age	Position Held with the Company		Term of Office & Length of Time Served		Principal Occupation(s) During Past Five Years
Charles “Chip” Patterson, 54	Chair of the Board		Since 2019
Mr. Chip Patterson, an MRC Executive Officer since May of 2012, is managing director, general counsel, and senior vice president of our Advisers and the Manager, and a director of their general partner, and a beneficial owner of all three companies, all since 2005.
Mr. Patterson graduated magna cum laude from the University of Michigan Law School with a J.D. degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a B.A. degree in Political Science. Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP. Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years. He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.
We believe Mr. Patterson is qualified to serve on our Board of Directors because of his history with affiliated private funds, familiarity with our investment platform and his extensive knowledge of the real estate industry, legal and regulatory framework governing investment companies, business development companies, and investment advisers, and investment valuation process.

Independent Directors

Name & Age		Position Held with the Company		Term of Office & Length of Time Served	Principal Occupation(s) During Past Five Years
Tim Dozois, 63		Independent Director		Since 2012
Mr. Dozois, an MRC director since May of 2012, was Vice President, Secretary and Corporate Counsel for Pendrell Corporation, a Nasdaq listed company specializing in intellectual property solutions, from June of 2010 until early 2018. He is now the sole owner of Conseiller LLC. From January 1996 until March of 2010, Mr. Dozois was an equity partner of Davis Wright Tremaine LLP, a Seattle-based national law firm, where he specialized in private securities work and structured financings, with a particular emphasis on the acquisition, financing and management of real property assets. He has nearly 30 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management.
Mr. Dozois received his B.S. in Financial Management from Oregon State University and his J.D. from the University of Oregon School of Law, where he was Order of the Coif.
We believe Mr. Dozois is qualified to serve on our Board of Directors because of his broad legal background and specific experience in real estate acquisitions, financings and management.

Tom Frame, 83		Independent Director		Since 2012
Mr. Frame, an MRC director since May of 2012, was a co-founder of TransCentury Property Management and solely founded Paradigm Investment Corporation. TransCentury began in May of 1973 and has syndicated and managed over 10,000 residential units. During the last 35 years, Mr. Frame has been a principal in the acquisition, financing, restoration, and sale of over $500,000,000 in residential and commercial real estate. Paradigm was founded in June 1986 to sponsor and manage private, closed end “mutual funds.”  Paradigm managed a portfolio of over $7,000,000 in limited partnership securities. The last of the funds successfully liquidated in December of 2000.
Mr. Frame received a B.S. degree in Mathematics from the University of Kansas in June 1964, a J.D. degree from the San Francisco Law School in June 1975, and a M.B.A. with honors from Pepperdine University in April 1986. Mr. Frame is currently managing his own investments which include residential units, commercial property, and a portfolio of securities.
We believe Mr. Frame is qualified to serve on our Board of Directors because of his experience in property management, real estate transactions and financing and the management of private investment funds.

Kjerstin Hatch, 52		Independent Director		Since 2024
Ms. Hatch, an MRC director since September 23, 2024, is the Founder and a Managing Principal of Lapis Advisers, LLP and has focused her career in special situation securities. She founded Lapis Advisers in 2009 to invest in the municipal marketplace with an emphasis on underperforming bonds and securities. She has served as a portfolio manager and acquisitions specialist in alternative investments for over thirty years, managing over a thousand investments in municipal bonds, illiquid real estate and over 150 distressed and bankrupt companies totaling well in excess of $2 billion. Mr. Hatch has a depth of experience in valuing and analyzing investments with a specific emphasis on real estate assets, healthcare assets, senior living, educational and housing assets. She has decades of experience in underwriting financial statements and annual audits for both public and private borrowers.
Ms. Hatch earned a Bachelor of Arts degree in the Political Economy of Industrialized Societies from the University of California, Berkeley.
We believe Ms. Hatch is qualified to serve on our Board of Directors because of her extensive experience in analyzing and managing investments in real estate and other related assets as well as structuring of transactions, fundraising, investor relations, financing, and other financial analysis.

Meetings of the Board of Directors & Committees

The Board of Directors provides overall guidance and supervision with respect to our operations and performs the various responsibilities imposed on the directors of a public reporting company. Among other things, the Board supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, and real estate portfolio adjustments. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or our Charter or Bylaws require that the actions be approved by a majority of the directors who are independent.

During our fiscal year ended June 30, 2025 (“Fiscal 2025”), the Board or its committees met 9 times. Each director attended all meetings held by the Board and of the committees of the Board on which he or she served. The Annual Meeting is our eleventh annual stockholders’ meeting. One of the directors, Mr. Patterson, attended the tenth annual stockholders’ meeting last year.  We do not request that the independent directors attend the annual stockholder’s meeting because stockholders do not typically attend; if that pattern changes in the future, the Company will request that directors be in attendance in the future.

Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Advisers and our officers, reviews and monitors the services and activities performed by our Advisers and our executive officers and, through the Audit Committee, approves the engagement, and reviews the performance of, our independent registered public accounting firm. Our Board also quarterly ratifies our Advisers’ selection of real estate purchases and, if applicable, securities for our portfolio.
Under our Bylaws, our Board may designate from among its members a chair of the Board to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to the chair of the Board by the Board. We do not have a fixed policy as to whether the chair of the Board should be an Independent Director and believe that we should maintain the flexibility to select the chair of the Board and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders best interests at such times.
Chip Patterson serves as the chair of the Board.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of non-independent directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer (our “CCO”), with whom the Independent Directors may meet without the presence of non-independent directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We believe that the Board’s structure is appropriate for our operations as a REIT and having a class of securities which is registered under the 1934 Act, in that its members possess an appropriate depth and breadth of experience relating to our planned investment program. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role In Risk Oversight
Our Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the audit committee (“Audit Committee”) and the Nominating Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, our valuation process, and audits of our financial statements. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
Our Board also performs its risk oversight responsibilities with the assistance of the CCO. The Board reviews written reports from the CCO discussing the adequacy and effectiveness of our compliance policies and procedures.  The CCO’s report addresses (i) the operation of our compliance policies and procedures; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the CCO’s review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the CCO may meet separately in executive session with the Independent Directors.
We believe that our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a public reporting company, which requires us to comply with certain regulatory requirements that control the levels of risk in our business and operations.

Committees of the Board of Directors

The Company’s Board historically had established the Audit Committee and the Nominating Committee. Effective September 23, 2024, in anticipation of listing the Company’s stock on Nasdaq, our Board also established a Compensation Committee. All directors are expected to attend at least 75.0% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.
Audit Committee

The Audit Committee operates under a charter approved by our Board, which contains the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting and having direct responsibility for the engagement of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre‑approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements, and providing the Report of the Audit Committee as set forth below in our annual proxy statement. The Audit Committee is currently composed of Messrs. Dozois and Frame and Ms. Hatch, all of whom are Independent Directors. Mr. Dozois serves as chair of the Audit Committee and has been deemed an “audit committee financial expert” under SEC rules.
The charter of the Audit Committee is available on our website (www.mackenzierealty.com/sec-filings). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Audit Committee met 4 times during Fiscal 2025.
Nominating Committee
The Nominating Committee operates under a charter approved by our Board. The members of the Nominating Committee are Messrs. Dozois and Frame and Ms. Hatch, all of whom are Independent Directors. Mr. Frame serves as chair of the Nominating Committee. The Nominating Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. While stockholders have not made any recommendations to the Nominating Committee of candidates for the Board, the Nominating Committee’s policy would be to consider and evaluate any such candidates pursuant to the same criteria applied to other director candidates, as described below.
The Nominating Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our operations, and our stockholders. In considering possible candidates for election as a director, the Nominating Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to our affairs;
•	are able to work with the other members of the Board and contribute to our success;
•	can represent the long-term interests of our stockholders as a whole; and
•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board that best serves our needs and the interests of our stockholders.
The charter of the Nominating Committee is available on our website (www.mackenzierealty.com/sec-filings). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Nominating Committee met 1 time during Fiscal 2025.
Compensation Committee
Effective September 23, 2024, in anticipation of listing the Company’s common stock on Nasdaq, the Board of Directors established a separate Compensation Committee composed of Messrs. Dozois and Frame and Ms. Hatch, all of whom are Independent Directors. The Compensation Committee’s responsibilities only include assisting the Board with oversight of the performance of, and the fees paid to, the Company’s external advisers, and oversight of the compensation of our Independent Directors. We do not compensate our non-independent directors or any of our other executive officers and, because we are externally managed, we have no employees at the corporate level. The Compensation Committee met 1 time during Fiscal 2025. The charter of the Compensation Committee is available on the Company’s website at www.mackenzierealty.com/comp-comm-charter.
Communications with the Board of Directors

We provide a means for our stockholders to communicate with the Board. Stockholders and other interested persons may address correspondence to the Board as a whole or individual members of the Board relating to us via e-mail at board@mackenziecapital.com. Our Secretary will then forward the correspondence to the applicable addressee. Correspondence may also be directed to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, CA 94563. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the attention of the applicable addressee. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors,” or “Non-Management Directors” will be forwarded or delivered to our Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the chair of the Board. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance

We are a Maryland corporation subject to the provisions of the Maryland General Corporation Law. Our day-to-day operations and requirements as to the place and time, conduct and voting at a meeting of stockholders are governed by our Charter and Bylaws, the provisions of the Maryland General Corporation Law and the provisions of the 1934 Act. A copy of the Charter and Bylaws, corporate governance guidelines and the charters of the Audit and Nominating Committees may be obtained by submitting a request in writing to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, CA 94563 (also available on our website at www.mackenzierealty.com/sec-filings).

Code of Ethics

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our CCO. Our Audit Committee is charged with approving any waivers under our Code of Ethics.

Insider Trading Policy
The Company has adopted a policy regarding insider trading (the “Insider Trading Policy”) that governs the purchase, sale, and other dispositions of the Company’s securities by all officers of the Company and its subsidiaries, all members of the Board and all employees of the Company and its subsidiaries, that is designed to promote awareness and compliance with insider trading laws, rules, and regulations, and applicable Nasdaq listing standards. The Company’s Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended June 30, 2025, filed with the SEC.
Anti-Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a person to continue to own securities of the Company obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as the Company’s other shareholders. Therefore, the Company strongly discourages persons covered by the Company’s Insider Trading Policy from engaging in such transactions. Any person wishing to enter into such an arrangement must first submit the proposed transaction for pre-clearance by the Compliance Officer under the Insider Trading Policy. Any request for pre-clearance of a hedging or similar arrangement must be submitted to the Compliance Officer under the Insider Trading Policy prior to the proposed transaction and must set forth a justification for the proposed transaction as part of that request.
Annual Director Independence Evaluation

The Board undertook its annual review of director independence in October 2024. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and us. The Board also examined transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

In making its director independence determinations in connection with the 2025 Annual Meeting, the Board utilized the standards of Nasdaq. In making its independence determination concerning Ms. Hatch, the Board of Directors considered the fact that an affiliate of the Company’s Investment Adviser owns a minority 12.5% equity interest in Ms. Hatch’s firm, Lapis Advisers, LP, as well as the fact that there are no other direct or indirect current relationships between the Company or any of its directors or executive officers and Ms. Hatch or her firm. Each of the executive officers of the Company are also owners of the Investment Adviser affiliate, and so indirectly own a fractional interest in Ms. Hatch’s firm. However, the Investment Adviser and its affiliates have no role in the operations of Lapis, do not participate in its investment activities or decisions, and have no control or influence over the firm. Ms. Hatch is the majority owner of her firm. Further, there are no relationships whatsoever between Ms. Hatch, Lapis, and the Company itself. As a result of this review, the Board affirmatively determined that all of the directors are independent of us and our management with the exception of Mr. Patterson. Mr. Patterson is considered a non-independent director because of his relationships with the Advisers and our Manager. The Board expects to conduct a similar review at its annual meeting to be held on October 13, 2025.

Information About Our Executive Officers

Name & Age	Position Held with the Company	Term of Office & Length of Time Served	Principal Occupation(s) During Past Five Years
Robert Dixon, 54	Chief Executive Officer and President	Since 2012
Mr. Dixon is managing director and chief investment officer of the Advisers and our Manager, where he has been employed since 2005. He is a director of their general partner and a beneficial owner of all three companies. Mr. Dixon is Berniece Patterson’s son-in-law, and brother-in-law to Chip Patterson and Glen Fuller.
Robert Dixon served as an officer and director of Sutter Holding Company, Inc. from March 2002 until 2005. Mr. Dixon founded Sutter Capital Management, LLC, an investment management firm, in 1998 and sold it in 2005 to MCM Advisers, Inc. Mr. Dixon has been president of Sutter Capital Management since its founding. Mr. Dixon received his M.B.A. degree from Cornell University in 1998 and has held the Chartered Financial Analyst® designation since 1996. From October 1994 to June 1996 he worked for MacKenzie Patterson, Inc. as a securities research analyst. He worked for Lehman Brothers, Inc. in equity sales and trading during 1993 and 1994. Mr. Dixon received his B.A. degree in economics from the University of California at Los Angeles in 1992.

Angche Sherpa, 44	Chief Financial Officer	Since 2021
Mr. Sherpa was appointed to Chief Financial Officer in July 2021 after the retirement of the predecessor officer Mr. Paul Koslosky. He has been employed by the Company’s administrator, MacKenzie, since 2012. Prior to his appointment, he was Director of Accounting and Financial Reporting of MacKenzie.

Mr. Sherpa graduated from San Francisco State University in 2006 with a Bachelor of Science degree in Business Administration (Accounting) with honors. He obtained his CPA license from the California Board of Accountancy in January 2011. Prior to joining MacKenzie, he worked as staff auditor from 2007 through 2008 and senior auditor from 2009 through 2012 at a national public accounting firm Moss Adams LLP. During his career at Moss Adams, he led various audit teams involved in auditing financial services companies including private equity, asset management and real estate investment companies.

Glen Fuller, 52	Chief Operating Officer	Since 2012
Mr. Fuller is managing director and chief operating officer of the Advisers and our Manager, where he has been employed since 2000. He is a director of their general partner and a beneficial owner of all three companies. Mr. Fuller is Berniece Patterson’s son, stepbrother to Chip Patterson, and brother-in-law to Rob Dixon.
Prior to becoming senior vice president of the Manager, he was with the Manager for two years as a portfolio manager and research analyst. Prior to joining the Manager, Mr. Fuller spent two years running the over the counter trading desk for North Coast Securities Corp. (previously Morgan Fuller Capital Group) with responsibility for both the proprietary and retail trading desks. Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities Corp., a registered broker-dealer. Mr. Fuller previously held his NASD Series 7, general securities registration. Mr. Fuller has a B.A. degree in Management. Mr. Fuller has also spent time working on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Chip Patterson, 54	General Counsel and Secretary	Since 2012
Mr. Patterson is a managing director and general counsel of the Advisers and our Manager, where he has been employed since 2003. He is a director of their general partner and a beneficial owner of all three companies. Mr. Patterson is Berniece Patterson’s stepson, stepbrother to Glen Fuller, and brother-in-law to Rob Dixon.
Chip Patterson graduated magna cum laude from the University of Michigan Law School with a J.D. degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a B.A. degree in Political Science. Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP. Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years. He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.

Jeri Bluth, 50	Chief Compliance Officer	Since 2012
Ms. Bluth is the chief compliance officer for the Advisers and our Manager, where she has been employed since 1996. She owns a beneficial interest in each of the Advisers and our Manager, and their general partner.  Mrs. Bluth oversees compliance for all the funds advised by Advisers, and she oversees our compliance with our Code of Ethics, Bylaws, Charter, and applicable rules and regulations.
Mrs. Bluth began her career with MacKenzie Patterson Fuller, Inc. in July of 1996 in the Investor Services Department. During Mrs. Bluth’s career with the Manager, she graduated from St. Mary’s College of California in June 2001, with a B.A. degree in Business Management.

Christine Simpson, 60	Chief Portfolio Manager	Since 2012
Mrs. Simpson is senior vice president and chief portfolio manager of the Advisers and our Manager, where she has been employed since 1990. Mrs. Simpson is responsible for handling the day-to-day operations of the Manager’s research department and is the President of Wiseman Company Management, LLC, owned by the Company’s Adviser.
During Mrs. Simpson’s career with the Manager, she graduated: with a B.A. degree in Business Management from St. Mary’s College of California in October 2004 (with honors), with a M.S. degree in Financial Analysis and Investment Management in September 2006, and a M.B.A. in June 2008. As a result of these and other professional experiences, Mrs. Simpson possesses particular knowledge and experience in real estate that strengthen the investment committee’s collective qualifications, skills and experience.

Compensation Discussion & Analysis

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Because our executive officers do not receive any direct compensation from us, we do not have any employees, we do not have any equity incentive plan, and we do not provide any stock-based awards to our Adviser, we are not required under SEC regulations to provide a Say-On-Pay Vote nor are we required to provide summary compensation information. Services necessary for our business are provided by individuals who are employees of our Advisers and our Manager, pursuant to the terms of the Advisory Agreements with our Advisers (as amended effective January 1, 2021, the “Advisory Agreements”) and the Administration Agreement with our Manager (the “Administration Agreement”), respectively. Each of our executive officers is an employee of either the Advisers or the Manager. Our day-to-day investment operations are managed by the Advisers. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Advisers. In addition, we reimburse our Manager for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Under the Advisory Agreements, the Advisers did not earn any incentive advisory fees for the fiscal year ended June 30, 2025 (“Fiscal 2025”) or the fiscal year ended June 30, 2024 (“Fiscal 2024”), respectively. In addition, during Fiscal 2025 and Fiscal 2024, we reimbursed our Manager $669,855 and $756,733, respectively, in connection with our allocable portion of certain expenses under the Administration Agreement. The Asset Management Fee was $3,449,487 and $3,224,834 for Fiscal 2025 and Fiscal 2024, respectively, and the Acquisition Fees were $292,000 and $1,075,048 for Fiscal 2025 and Fiscal 2024, respectively. From November 1, 2018 through March 5, 2024, MacKenzie also provided transfer agent services, and we reimbursed MacKenzie for the out-of-pocket cost incurred by them. Effective March 5, 2024, we hired a third-party transfer agent to provide these services. Transfer agent service costs reimbursed during Fiscal 2025 and Fiscal 2024 were $0 and $66,267, respectively.

Compensation of Directors

The following table provides the compensation paid to our directors in Fiscal 2025 and consists only of directors’ fees and does not include reimbursed expenses. We maintain no pension, equity participation or retirement plans for our directors.

Director Name	Fees Earned or Paid in Cash	Total Fees
Chip Patterson	$0	$0
Tim Dozois	$53,500	$53,500
Tom Frame	$53,500	$53,500
Kjerstin Hatch	$42,223	$42,223

Our Independent Directors received an annual retainer of $28,000 for fiscal years up to June 30, 2023, with the annual retainer increased to $48,000 per year beginning July 1, 2023 because the directors approved of the Company discontinuing directors’ liability insurance due to the exorbitant cost. However, in connection with listing the Company’s common stock on Nasdaq, and because the Company has now been operating as a REIT for some time so the cost has become reasonable, the Board decided to purchase directors’ and officers’ insurance coverage but maintain the annual retainer at the current level. Independent Directors also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting in person and $500 for each telephonic meeting and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chair of the Audit Committee receives an annual fee of $1,000 and each chair of any other committee receives an annual fee of $1,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are not Independent Directors.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, all of the executive officers, through their indirect financial interest in the Advisers, will be entitled to a portion of any investment advisory fees paid by us to the Advisers under the Advisory Agreements. The Advisory Agreements will be reapproved on an annual basis, by our Board, including a majority of our Independent Directors.

Executive Compensation Clawback Policy

The Board has adopted a clawback policy (the “Clawback Policy”), effective October 2, 2023, which, if we ever pay incentive-based compensation (which we currently do not), would require recoupment of erroneously awarded executive compensation from current and former executive officers in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. As of June 30, 2025, there have been no restatements that would require recovery of erroneously awarded compensation under the Clawback Policy.

Compensation Committee Interlocks and Insider Participation

Historically, prior to September 2024, we did not have a separate compensation committee utilized to determine the appropriate compensation payable to our executive officers and directors. The Audit Committee, however, was responsible for, among other things, annually reviewing and approving the compensation policies for our directors.

Effective September 23, 2024, in anticipation of listing the Company’s common stock on Nasdaq, the Board of Directors established a separate Compensation Committee composed of Messrs. Dozois and Frame and Ms. Hatch, all of whom are Independent Directors. The Compensation Committee’s responsibilities only include assisting the Board with oversight of the performance of, and the fees paid to, the Company’s external advisers, and oversight of the compensation of our Independent Directors.

None of the members of the Company’s Audit or Compensation Committees are or have been officers or employees of the Company or any of its subsidiaries. During the Company’s last completed fiscal year: (i) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Audit or Compensation Committee; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Audit or Compensation Committee; and (iii) no executive officer of the Company served as a member of the Compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

Certain Relationships & Related Transactions

Advisory & Administration Agreements

We entered into the Advisory Agreement with MCM Advisers, LP, which is owned by MPF Founders LP, MPF Principals LP, and MPF Successors LP and with MacKenzie Real Estate Advisers, LP, which is owned by the same individuals as own the owners of MCM Advisers, LP. Our executive officers are employees of the Advisers, and our non-Independent Director has extensive relationships with Advisers. The Advisers’ address is 89 Davis Road, Suite 100, Orinda, CA 94563. The Advisers’ affiliates manage several private equity funds, and it and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours.

The Advisers and affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisers or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and consistent with our Advisers’ allocation procedures, available upon request.

MacKenzie Capital Management, a California limited partnership, serves as our manager and administrator. The principal executive offices of our Manager are located at 89 Davis Road, Suite 100, Orinda, CA. Our non-independent director has extensive relationships with the Advisers. Pursuant to an Administration Agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Manager’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. All such allocations will be approved by the Independent Directors.  Under the Administration Agreement, our Manager also provides on our behalf managerial assistance to those portfolio companies that request such assistance.
Our Manager also provides administrative services to the Advisers. As a result, the Advisers also reimburse our Manager for its allocable portion of our Manager’s overhead, including rent, the fees and expenses associated with performing compliance functions for the Advisers, and its allocable portion of the compensation of any administrative support staff. To the extent the Advisers or any affiliates manage other investment vehicles in the future, no portion of any administrative services provided by our Manager to such other investment vehicles will be charged to us.
License Agreement

We have entered into the Administrative Agreement with our Manager under which it has granted to us a non-exclusive, royalty-free license to use the name “MacKenzie.” Under this agreement, we have a right to use the MacKenzie name for so long as we engage the Advisers to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the “MacKenzie” name.
Line of Credit
On January 22, 2025, we entered into a line of credit agreement (“Line of Credit”) with Patterson Real Estate Services, LP (“PRES”), an affiliate of the Company’s Adviser. In accordance with the Line of Credit, we may borrow from time to time up to $10,000,000 in maximum principal balance under the Line of Credit, which balance shall bear interest at the annual rate of 10%. Each draw on the Line of Credit shall incur a 2% origination fee payable to PRES, which amount shall be added to the outstanding balance along with the applicable advance. The Line of Credit has a maturity date of June 1, 2026. The largest aggregate amount of principal outstanding on the Line of Credit in Fiscal 2025 was $10,000,000, the amount outstanding on the Line of Credit as of September 29, 2025 was $10,000,000, and the amount of interest accrued on the Line of Credit in Fiscal 2025 was $324,643.33, of which $284,693.33 had not been paid as of June 30, 2025.
The Board, including all Independent Directors, approved of the Line of Credit after considering the alternatives available in the market, the affiliation of PRES to our Adviser, and our ability to make use of the Line of Credit in the best interests of shareholders.

Transactions with Related Persons

We may not purchase property or securities from the Manager, MCMA, a director, or any affiliate, except as permitted the Board and our Charter. In no event will the cost of an asset exceed its current appraised value. The Manager, MCMA, a director or any affiliate may not acquire assets from us, except as permitted by the Board and our Charter. No loans may be made by us to the Manager, Advisers, a director or any affiliate, except as permitted by the Board and our Charter, or to a wholly owned subsidiary. Similarly, we may not borrow money from the Manger, MCMA, a director, or any affiliate, except as permitted by the Board and our Charter.  Furthermore, we may not invest in joint ventures with the Manager, MCMA, a director, or any affiliate, except as permitted by the Board and our Charter. There will be no other transactions between us and the Manager, MCMA, a director, or any affiliate, except as permitted by the Board and our Charter. Further, affiliates meeting the definition of “Sponsor” under our Charter may only be reimbursed for expenses as provided in our Charter.
We have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not violate our Charter or raise concerns about unresolved conflicts of interest, if such concerns exist, we have taken appropriate actions to seek Board review and approval for such transaction. Our Board reviews these procedures on an annual basis.
We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics.
Information about the Audit Committee & the Principal Accountant

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act, except to the extent that we specifically incorporate this report by reference therein.

The Audit Committee is responsible for the selection and engagement of the Company’s independent auditors, the review and pre-approval of both the audit and non-audit work of the Company’s independent public accountants, the review of the Company’s compliance with regulations of the SEC and the Internal Revenue Service and other related matters. The Company adopted an amended Audit Committee Charter on January 8, 2021, which was approved by the whole Board as well. The full text of the Audit Committee’s current charter is available on the Company’s website (www.mackenzierealty.com/sec-filings). Information contained on or connected to the Company’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that the Company files with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing. Members of the Audit Committee rely without independent verification on the information provided to them and on representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are prepared in accordance with generally accepted accounting principles.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with our independent auditor without the presence of management.

As part of its oversight of our financial statements, the Audit Committee has reviewed and discussed with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During Fiscal 2025, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with Baker Tilly US, LLP, the Company’s independent registered public accounting firm for Fiscal 2025, of matters required to be disclosed pursuant to applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Baker Tilly US, LLP matters relating to its independence, including a review of audit and non-audit fees and reviewed the written disclosure and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has concluded that the independent auditors currently meet applicable independence standards. The Audit Committee also discussed with the Company’s management and Baker Tilly US, LLP such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for Fiscal 2025 be included in the Company’s Annual Report on Form 10-K for Fiscal 2025 for filing with the SEC, which was filed with the SEC on September 29, 2025.

Respectfully submitted by the Audit Committee of the Board,

Tim Dozois, Chair
Tom Frame
Kjerstin Hatch

Change in Certifying Accountant

As previously reported by the Company on the Current Report on Form 8-K dated June 9, 2025, on June 9, 2025, the Company was notified that Moss Adams LLP, the Company’s independent registered public accounting firm, merged with Baker Tilly US, LLP effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP. In connection with the notification of the merger, Moss Adams LLP resigned as the auditors of the Company and the Audit Committee of the Board approved the appointment of Baker Tilly US, LLP, as the successor to Moss Adams LLP, as the Company’s independent registered public accounting firm.

The audit report of Moss Adams LLP on the Company’s consolidated financial statements for the years ended June 30, 2024 and 2023, and for each of the years then ended, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2024 and 2023, and the subsequent interim period through June 9, 2025, there were no (a) disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended June 30, 2024 and 2023, and the subsequent interim period through June 9, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly US, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams LLP with a copy of the Current Report on Form 8-K disclosing this change prior to its filing with the SEC and requested that Moss Adams LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Moss Adams LLP’s letter to the SEC, dated June 9, 2025, was filed as Exhibit 16.1 to the Form 8-K dated June 9, 2025.

Relationship with Independent Registered Public Accounting Firm

On August 13, 2025, the Audit Committee engaged Baker Tilly US, LLP as our independent registered public accounting firm, as of and for the fiscal year ending June 30, 2025. The Audit Committee (composed entirely of Independent Directors) elected to retain Baker Tilly US, LLP as our auditor given Baker Tilly US, LLP’s experience and presence in the accounting profession and in our industry.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to us for Fiscal 2025 and Fiscal 2024 by Baker Tilly US, LLP (and Moss Adams LLP prior to their merger).

Fee Category	Fiscal Year 2025 Fees	Fiscal Year 2024 Fees
Audit Fees	$341,250	$259,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$33,500	$5,000
Total Fees	$374,750	$264,500

Audit Fees were for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Baker Tilly US, LLP in connection with statutory and regulatory filings or engagements and include quarterly reviews and security counts.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.

Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

All Other Fees are for services other than the services reported above. During Fiscal 2025, we paid Baker Tilly US, LLP $33,500 for their review of our registration statements.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Baker Tilly US, LLP.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During Fiscal 2025 and Fiscal 2024, none of the non-audit services described above were approved by the Audit Committee pursuant to the “de minimis” exception contained in Rule 2-01(c)(7)(i)(C) of SEC Regulation S-X.

PROPOSAL 2 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Baker Tilly US, LLP as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending June 30, 2026, and our internal controls over financial reporting as of June 30, 2026, and the Audit Committee is submitting the selection of Baker Tilly US, LLP to the stockholders for ratification. Baker Tilly US, LLP has served as our independent registered public accounting firm since June 2025 and Baker Tilly US, LLP also has provided certain tax and other audit-related services during that time. Moss Adams LLP had served as our independent registered public accounting firm from 2012 until its merger with Baker Tilly US, LLP in June 2025.

Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In the proposal for the ratification of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Baker Tilly US, LLP. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors, based on the approval and the recommendation of the Audit Committee, recommends that each stockholder vote “FOR” the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting of Stockholders that are likely to come before the Annual Meeting. If, however, any other motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual meeting are not received by the time scheduled for the Annual Meeting, the chair of the meeting or the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies.

ANNUAL REPORT

Our financial statements are contained in the 2025 Annual Report to Stockholders, which has been provided to our stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. Please direct any requests for copies of annual reports to MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, California 94563, (800) 854-8357, or via email at investors@mackenzierealty.com.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

The proxy rules adopted by the SEC provide that certain stockholder proposals must be included in the Proxy Statement for the Company’s 2026 annual meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2026 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. Proposals should be sent to us at 89 Davis Road, Suite 100, Orinda, California 94563, Attention: Corporate Secretary no later than the SEC Rule 14a-8(3)(2) deadline of June 8, 2026 (which is 120 days prior to the first anniversary of the date of mailing of the notice for the 2025 Annual Meeting), to be eligible for inclusion in our proxy materials. Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because the additional requirements of SEC Rule 14a-8 must be satisfied.

In addition, as more specifically provided in the Bylaws, a stockholder making a nomination of a candidate for director or a proposal of other business to be considered by the stockholders (other than proposals to be included in our proxy materials pursuant to SEC Rule 14a-8 as discussed in the previous paragraph) for our 2026 annual meeting must deliver to the Corporate Secretary at the address set forth in the following paragraph not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal of business must be received no earlier than May 9, 2026, and no later than 5:00 p.m., Pacific Time, on June 8, 2026, in order to be considered at the 2026 annual meeting.

Under the Bylaws, if you are a stockholder and desire to make a director nomination or a proposal of other business to be considered by the stockholders at a meeting of stockholders, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Corporate Secretary, MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, California 94563, within the time limits described above for delivering of notice of a stockholder proposal, and such notice must include all of the information required by the bylaws to be included in notices relating to stockholder nominations and the proposal of other business.

These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement pursuant to Rule 14a-8.

In addition to complying with the procedures described above, shareholders who intend to solicit proxies in support of a director candidate other than the Company’s director nominees for consideration by shareholders at the 2026 Annual Meeting pursuant to the requirements of the SEC’s “universal proxy” Rule 14a-19 under the 1934 Act must comply with the related requirements of the Company’s Bylaws as well as the requirements of that rule, including providing the Corporate Secretary of the Company with a notice setting forth all of the related information and disclosures required by both the Company’s Bylaws and by Rule 14a-19 no later than June 8, 2026, in accordance with the timetable described for giving notices of shareholder nominations for directors described above.

Proxies granted by a stockholder will give discretionary authority to the proxy holders to vote on any matters introduced pursuant to the above-described advance notice provisions, subject to the applicable rules of the SEC. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, California 94563.

PROXY
MACKENZIE REALTY CAPITAL, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
NOVEMBER 17, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Rob Dixon and Glen Fuller or either of them, each with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of MacKenzie Realty Capital (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 89 Davis Road, Suite 100, Orinda, CA on November 17, 2025, at 10 a.m. Pacific Time and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES UNDER PROPOSALS I AND “FOR” PROPOSAL II. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL I. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on the reverse side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held November 17, 2025

The Proxy Statement and our 2025 Form 10-K Report to Stockholders are available at:
http://www.investorvote.com/MKZR

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS I AND II:

Proposal I – To vote for the election of directors.

01 THOMAS FRAME	☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW
02 TIMOTHY DOZOIS			
03 CHARLES "CHIP" PATTERSON			
04 KJERSTIN HATCH			

To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the number(s) of the nominee(s) on the line below:

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

→ ☐

Please mark votes as in this example ☒

Proposal II – For ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending June 30, 2026.

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: Proxies will be authorized to vote in their discretion with respect to any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

WILL ATTEND THE MEETING ☐

Date ______________________________, 2025

Signature ______________________________

Signature ______________________________
(Joint Owners)

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲